Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS

Phase 2 VISIONARY-MS STUDY

R. Glanzman, MD, FAAN[1], H. Beadnall MBBS FRACP[2], A. Klistorner PhD[2], M. Barnett, MBBS FRACP PhD[2], R. Sergott MD[3], A. Rynders[1], K. Ho, PhD[4], M. Hotchkin[1]

[1]Holladay, UT/United States of America, [2]Camperdown, NSW/Australia, [3]Philadelphia, PA/United States of America, [4]Holladay/United States of America

Design


Screening
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
Day -42 to -1
EOS
24-Week Blinded Fixed Treatment Period
Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit)
FPFV
Up to 48-Week Placebo-Control
2:1 Randomization (Active: Placebo)
15mg, 30mg, Placebo (n=150)
LPFV
LPLV

1° Change in Low Contrast Letter Acuity (LCLA) At Week 24

2° Change in Composite Clinical (m)MSFC 9HPT / SDMT / T25FW / LCLA

Demographics

Baseline Values	Subjects n (%)	Age [yrs.] mean (SD)	EDSS mean (SD)	Time from Onset [yrs.] mean (SD)	ON History [%]	Monoclonal Antibody[1] n (%)	Oral Therapy[2] n (%)	Injectable n (%)	None/ UNK n (%)
All	64 (100%)	38.2 (8.5)	1.8 (1.5)	6.6 (3.7)	75%	31 (48%)	21 (33%)	4 (6%)	8 (13%)

[1] Monoclonal antibody includes alemtuzumab, natalizumab, rituximab, ocrelizumab.[2] Oral includes fingolimod, dimethyl fumarate, teriflunomide, thyroxine, and oral combinations.[3] Injectable includes glatiramer acetate, interferon-beta

Low Contrast Acuity

1° **LCLA (All Eyes) Average Z-Score** (vs. Mild EDSS ≤1.5)
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)


Mixed-Effects Model, p = <0.0001
Mean LCLA (All Eyes) Z-Score vs. BL 'Mild' EDSS (≤1.5)
BL
Wk12
Wk24
Wk36
Wk48
**
****
****
****
Eyes, n = 124 120 110 102 88

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Available Values (by Completed Subject Visit)

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

Integrated (m)MSFC

2° **(m)MSFC 6-Component Average Z-Score**
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)


Mixed-Effects Model, p = <0.0001
Mean Z-Score vs. BL 'Mild' EDSS (≤1.5)
BL
Wk12
Wk24
Wk36
Wk48
**
****
****
****
n = 56 56 56 52 44

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit.
(m)MSFC domains include LCLA (OD/SD), 9HPT (D/ND), T25FW, SDMT.

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

SDMT, 9HPT

SDMT Z-Score Average (vs. Mild EDSS ≤1.5)
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)


Mixed-Effects Model, p = <0.0001
Mean SDMT Z-Score vs. BL 'Mild' EDSS (≤1.5)
BL
Wk12
Wk24
Wk36
Wk48
**
*
****
***
n = 62 60 56 49 44

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

9HPT(ND) Average Z-Score (vs. Mild EDSS ≤1.5)
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)


Mixed-Effects Model, p = 0.0062
Mean 9HPT(ND) Z-Score vs. BL 'Mild' EDSS (≤1.5)
BL
Wk12
Wk24
Wk36
Wk48
**
****
****
****
n = 63 60 56 52 46

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit

Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

9HPT(D) Average Z-Score (vs. Mild EDSS ≤1.5)
23-August-2021 Data Cut, Preliminary Blinded Data
(vs. 'Mild' EDSS [≤1.5]; Mean ± SEM)


Mixed-Effects Model, p = 0.0006
Mean 9HPT(D) Z-Score vs. BL 'Mild' EDSS (≤1.5)
BL
Wk12
Wk24
Wk36
Wk48
ns
**
**
****
n = 63 60 56 52 46

Z-Score Change Based on EDSS 'Mild' Severity (e.g., BL Low EDSS [≤1.5])
All Subjects with at least 4 of 6 (m)MSFC Domains by Completed Subject Visit
Mixed Effects Model, Dunnett's test for multiplicity;
* p<0.05, ** p<0.01, *** p<0.001, **** p<0.0001

- VISIONARY-MS is an innovative Phase 2 study examining the potential for CNM-Au8 to promote neurological improvement in a stable RMS population with chronic visual impairment, as an adjunct to approved DMTs
- CNM-Au8 is a novel, nanocatalytic therapy shown to promote remyelination and neuroprotection via increasing bioenergetic capacity, enhancing protein homeostasis, and reducing harmful ROS
- These interim, blinded data support the potential for CNM-Au8 treatment to demonstrate meaningful neurological improvement in patients with MS